UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

AmeriCredit Corp.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2007, the Compensation Committee of the Board of Directors of AmeriCredit Corp. (the “Company”) made long-term incentive compensation awards to its Chairman of the Board, its President and Chief Executive Officer and its other named executive officers, in the form of performance-based Restricted Stock Units (“RSUs”), under the Second Amended and Restated 2000 Limited Omnibus and Incentive Plan for AmeriCredit Corp. (the “Plan”). Each performance-based RSU consists of the right to receive one (1) share of common stock of the Company, $0.01 par value per share (the “Common Stock”), if the defined performance goals are attained. The grant of the RSUs will vest on a schedule of one-third (1/3) on the date that the Compensation Committee certifies that the fiscal 2008 performance targets were achieved, one-third (1/3) on the date that the Compensation Committee certifies that the fiscal 2009 performance targets were achieved, and one-third (1/3) on the date that the Compensation Committee certifies that the fiscal 2010 performance targets were achieved (each date, a “Determination Date”). On each Determination Date, the actual number of RSUs to vest will be determined based upon the attainment of performance goals set on the date of the grant. The performance goals are earnings per share targets, set at three different levels, for each of the Company’s fiscal years 2008, 2009 and 2010. The actual number of RSUs to vest on each Determination Date will vary, depending upon the target attained, up to a maximum number. If a threshold target is not met as of any Determination Date following any fiscal year, no RSUs will be vested for that fiscal year. The maximum number of RSUs that may be earned is as follows:

Name	Title	No. RSUs
Clifton H. Morris, Jr.	Chairman of the Board	121,000
Daniel E. Berce	President & Chief Executive Officer	121,000
Steven P. Bowman	Executive Vice President, Chief Credit and Risk Officer	60,500
Chris A. Choate	Executive Vice President, Chief Financial Officer and Treasurer	60,500
Mark Floyd	Executive Vice President, Chief Operating Officer, Servicing	60,500
Preston A. Miller	Executive Vice President, Chief Operating Officer, Originations	60,500

The agreement regarding the RSUs will provide that the shares of Common Stock underlying the RSUs will not be distributable to the executive until the earlier to occur of (i) five (5) years from the date of the grant, or (ii) the date of a change in control (as defined in the Plan), the executive’s death or disability, or the date of the executive’s separation from employment.

A copy of the form of the Restricted Stock Unit Agreement was filed with the Securities and Exchange Commission on June 6, 2006 with the Company’s Current Report on Form 8-K, as Exhibit 99.1 thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: May 3, 2007	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer